Deposits, Receivables and Other Investments (Details) - ILS (₪) ₪ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Deposits, Receivables and Other Investments [Line Items]
Available for sale financial assets	[1]		₪ 4,032
Short-term deposits and investments		9,207	10,495
NIS [Member]
Deposits, Receivables and Other Investments [Line Items]
Deposits at banks	[2]	₪ 9,207	₪ 6,463

[1]	On June 8, 2018 Olive Software Inc. (an affiliate in which the Company indirectly holds 16% of the outstanding share capital) ("Olive") was merged into another corporation ("Purchaser") in a cash transaction (the "Transaction"). In consideration for its holdings in Olive, the Company received approximately $1.8 million gross (NIS 7 million).
[2]	As for December 31, 2018 - includes NIS 9.1 millions deposited with trustee for interest payments due on Elbit Medical Notes in 2019 (see also Note 11c); As of December 31, 2017 - includes NIS 4.6 million was restricted due to the Company's settlement agreement as described in Note 13a1.